                      Excelsior Venture Investors III, LLC
                      For the Quarter ended April 30, 2002

                      Investor's Return To Date (per unit)

                                                    Date              Amount
                                                  --------           --------

Initial investment                                5/11/01            $ 500.00

Total distributions                                                       ---

Current Net Asset Value of Excelsior                                 $ 493.45
Venture Partners III, LLC (a)

Other Net Assets/ (Liabilities) (b)                                     (3.53)

Current Net Asset Value of Excelsior                                 $ 489.92
Venture Investors III, LLC

Total Return (annualized) (c)                                           -1.17%


                        Fund's Return on Capital Invested

Net Internal Rate of Return (IRR) (d)                                   -0.49% *

Multiple of Capital Invested (e)                                         1.00x


                             Total Investment Value

                                   [GRAPHIC]

Second Quarter 2002 Report for Excelsior Venture Investors III, LLC

Excelsior Venture Investors III, LLC has invested substantially all of its $94.6 million of investors' capital, net of offering costs, in Excelsior Venture Partners III, LLC ("EVP III" or the "Master Fund"), a master fund with $146.1 million in assets, net of offering costs.

As of April 30, 2002, the Master Fund has committed 39.5% and invested 32.4% of the initial capital raised. All of the investments in private companies are currently held at cost.

EVP III's Portfolio Developments

Direct Investments

During the quarter, the Master Fund continued to build its portfolio with the following investments:

- $1.4 million in Silverback Systems, Inc. as part of a $15 million Series B financing. Gemini Israel Fund, Pitango Venture Capital, JP Morgan Partners, and Newbury Ventures participated in the financing. Silverback is a provider of silicon and software solutions that enable IP based storage area networks and data center systems

- $5 million in Tensys Medical, Inc. as part of a $20 million Series C financing led by U.S. Trust. Investors participating in the round included Crosspoint Ventures, Enterprise Partners, Versant Ventures and Sofinnova Ventures. David Fann has a seat on the board of Tensys Medical. Tensys is a developer of a practical, continuous, non-invasive arterial blood pressure monitoring system.

- $0.2 million Series A1 follow-on investment in NanoOpto Corp. NanoOpto is a designer, manufacturer and marketer of integrated capital components using nanotechnology manufacturing platforms.

Fund Investments

The fund did not make additional commitments to third party funds this quarter, however, did make capital contributions to each of the limited partnership investments in the portfolio.

* Note: The limited partnership investments are in a start-up phase; expenses exceed income, thereby producing a small negative IRR.

               This material may only be presented to members of
                     Excelsior Venture Investors III, LLC.

                      Excelsior Venture Investors III, LLC
          Summary of the Master Fund's Investments as of April 30, 2002
          -------------------------------------------------------------

                                                                                                                    Carrying
                                                                                            Original      Carrying     Value    % of
Private Companies                  Business Description                                         Cost         Value  per Share   NAV
                                                                                           ---------     ---------  ---------  -----
Adeza Biomedical Corp.             Developer of diagnostic products and services
                                   for women's reproductive healthcare                  $  3,000,000  $  3,000,000  $  10.16   2.06%

Ancile Pharmaceuticals, Inc.       Developer and manufacturer of prescription
                                   branded botanical drugs for chronic disease
                                   conditions                                              3,000,000     3,000,000     10.16   2.06%

Cenquest, Inc.                     Intermediary provider of accredited business
                                   and management degree programs and corporate
                                   training to large corporations                          2,000,000     2,000,000      6.77   1.37%

Ethertronics, Inc.                 Developer of high performance, embedded
                                   antennas for mobile device market                       3,500,000     3,500,000     11.86   2.40%

Genoptix, Inc.                     Developer and designer of the first laser-based
                                   platform for analyzing, sorting and manipulating
                                   living cells without the need for any dyes or
                                   labels                                                  2,500,000     2,500,000      8.47   1.72%

LightConnect, Inc.                 Designer and manufacturer of dynamic optical
                                   components for network applications                     5,000,000     5,000,000     16.94   3.43%

LogicLibrary, Inc.                 Provider of software asset management solutions
                                   enabling rapid application assembly                     2,000,000     2,000,000      6.77   1.37%

MIDAS Vision Systems, Inc.         Developer of automated optical inspection systems
                                   for advanced substrates and microelectronics
                                   packaging industries                                    4,000,000     4,000,000     13.55   2.75%

Monterey Design Systems, Inc.      Developer of advanced development tools for the
                                   semiconductor industry                                  4,750,000     4,750,000     16.09   3.26%

NanoOpto Corp.                     Designer, manufacturer and marketer of integrated
                                   optical components using nanotechnology
                                   manufacturing platforms                                 2,231,212     2,231,212      7.56   1.53%

NetLogic Microsystems, Inc.        Developer of network search engines for the
                                   optical and communications industries                   5,000,000     5,000,000     16.94   3.43%

OpVista, Inc.                      Developer of bandwidth enhancing optical
                                   networking solutions                                    4,000,000     4,000,000     13.55   2.75%

Senomyx, Inc.                      Developer of proprietary flavor and fragrance
                                   molecules for the food, beverage, cosmetic and
                                   pharmaceutical industries                               1,500,000     1,500,000      5.08   1.03%

Silverback Systems, Inc.           Provider of silicon and software solutions that
                                   enable IP based storage area networks and data
                                   center systems                                          1,415,615     1,415,615      4.80   0.97%

Tensys Medical, Inc.               Developer of non-invasive arterial blood pressure
                                   monitoring systems                                      5,000,000     5,000,000     16.94   3.43%

Virtual Silicon Technology, Inc.   Supplier of semiconductor intellectual property
                                   and process technology to manufacturers and
                                   designers of systems-on-chip                            5,000,000     5,000,000     16.94   3.43%

                                                                                        ------------  ------------  --------  -----
                                                             Private Companies Total    $ 53,896,827  $ 53,896,827  $ 182.57  37.00%

Limited Partnerships

Advanced Technology Ventures VII   Varied-stage information technology,
                                   communications and life sciences companies           $    225,000  $    189,460  $   0.64   0.13%

CHL Medical Partners II            Start up and early stage medical technology and
                                   life sciences companies                                   110,000       100,491      0.34   0.07%

Morgenthaler Venture Partners VII  Varied-stage information technology,
                                   communications and life sciences companies                450,000       429,887      1.46   0.30%

Prospect Venture Partners II       Varied-stage life sciences companies                      360,429       286,459      0.97   0.20%
                                                                                        ------------  ------------  --------  -----
                                                          Limited Partnerships Total    $  1,145,429  $  1,006,297  $   3.41   0.69%

                                                       Total Current Investments (f)    $ 55,042,256  $ 54,903,124  $ 185.98   37.7%

                                           Cash and Equivalents (Net of Liabilities)      90,768,279    90,768,279    307.47   62.3%
                                                                                        ------------  ------------  --------  -----
                                        Investment Totals/Net Asset Value of EVP III    $145,810,535  $145,671,403  $ 493.45  100.0%
                                                                                        ============  ============  ========  =====

               This material may only be presented to members of
                     Excelsior Venture Investors III, LLC.

                      Excelsior Venture Investors III, LLC
                                  (the "Fund")

a) Current Net Asset Value: The value of the Master Fund's assets as determined by the Investment Adviser and a committee of the Board less the Master Fund's liabilities, including an accrual for the incentive fees payable to the Investment Adviser, divided by the number of outstanding shares. In valuing the Master Fund's assets, securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount of 10% to 40% from the public market price will be applied. Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Investment Adviser or a committee of the Board under the supervision of the Board pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less are valued at amortized cost.

     The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a "going concern" basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost, until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the "private market" or "appraisal" method of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon such factors affecting the company such as earnings, net worth, reliable private sale prices of the company's securities, the market prices for similar securities of comparable companies, an assessment of the company's future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser or a committee of the Board and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Master Fund from the investments.

b) Other Net Assets/(Liabilities): Includes a reserve established for the payment of a per annum fee of 0.1% of net assets of the Fund that are not represented by the Fund's investment in the Master Fund. Other net assets/(liabilities) specific to the Fund are also reflected.

c) Total Return (annualized): Reflects the total investment value (NAV plus cumulative distributions) as an annualized percentage of the share cost.

d) Net IRR (Internal Rate of Return): The annual rate of return that equates the cashflows and current carrying value of the Master Fund's holdings, net of accrued incentive fees, to the original capital invested. The calculation does not include cash that has been invested in money market type instruments, nor any other fees associated with the Master Fund.

e) Multiple of Capital Invested: The sum of realized proceeds and current carrying value of the Master Fund's holdings divided by the original capital invested. The calculation does not include cash that has been invested in money market type instruments, nor any fee associated with the Master Fund.

f) Total Current Investments: The current total value of investments held by the Master Fund as determined by the Managing Investment Adviser and a valuation committee of the Board, excluding cash and cash equivalents.

               This material may only be presented to members of
                     Excelsior Venture Investors III, LLC.